Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequents Events [Abstract]
Subsequent Events

Note 21 – Subsequent Events

In October 2017, the Company announced that it had contracted for the acquisition of an additional 27% stake in TyrNovo (the “Newly Acquired TyrNovo Shares”), from a group of unaffiliated minority shareholders of TyrNovo, who collectively held 4,024 ordinary shares, or approximately 27%, of TyrNovo. In exchange for these Newly Acquired TyrNovo Shares, the Company will issue to these unaffiliated minority shareholders of TyrNovo, in aggregate, 13,169,689 newly issued ordinary shares (equivalent to 658,484 American Depositary Shares or ADSs) of the Company, which represent approximately 6% of the Company’s issued and outstanding share capital.

After the closing of this new share exchange transaction, which is pending receipt by the selling TyrNovo shareholders of a tax ruling from the Israeli Tax Authority or an exemption from withholding at source, and assuming no other issuances of equity by TyrNovo until such time Kitov will hold approximately 91.9% of TyrNovo’s issued and outstanding ordinary shares.

The closing of this transaction is expected to take place by March 15, 2018.

Approximately 3.9% of TyrNovo’s ordinary shares are owned by the founder and Chief Technology Officer of TyrNovo. An additional approximately 4.1% of TyrNovo’s ordinary shares are owned by Taoz - Company for Management and Holdings of Companies Ltd. (“Taoz”), a minority shareholder with whom the Company entered into a shareholders’ agreement in February 2017. See also Note 12.

As part of the shareholders’ agreement entered into by the Company with Taoz, Taoz had the right to purchase TyrNovo shares from the Company under certain defined circumstances. This right expired on February 9, 2018.